UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2020
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ally Detroit Center
500 Woodward Ave.
Floor 10, Detroit, Michigan
48226
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	NYSE
8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 of GMAC Capital Trust I	ALLY PRA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On April 28, 2020, Ally Financial Inc. (Ally) held its annual meeting of stockholders (Annual Meeting). The results of voting on matters brought before stockholders are shown below.
Proposal 1 — Election of Directors

	For	Against	Abstain	Broker Non-Votes
Franklin W. Hobbs	315,601,996	1,053,602	331,470	11,839,972
Kenneth J. Bacon	315,690,288	703,882	592,898	11,839,972
Katryn (Trynka) Shineman Blake	316,113,280	541,452	332,336	11,839,972
Maureen A. Breakiron-Evans	315,904,261	750,321	332,486	11,839,972
William H. Cary	315,467,998	923,321	595,749	11,839,972
Mayree C. Clark	316,281,193	396,248	309,627	11,839,972
Kim S. Fennebresque	311,640,429	5,010,006	336,633	11,839,972
Marjorie Magner	316,257,713	418,369	310,986	11,839,972
Brian H. Sharples	315,887,141	506,237	593,690	11,839,972
John J. Stack	316,021,085	639,484	326,499	11,839,972
Michael F. Steib	316,057,782	353,105	576,181	11,839,972
Jeffrey J. Brown	316,054,551	606,487	326,030	11,839,972
Proposal 2 — Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
301,282,696	15,319,569	384,803	11,839,972
Proposal 3 — Ratification of the Audit Committee’s Engagement of Deloitte and Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2020

For	Against	Abstain
309,257,905	19,264,193	304,942
Item 7.01    Regulation FD Disclosure.
On April 28, 2020, at the Annual Meeting, Ally’s Chief Executive Officer (CEO) spoke about Ally’s strategic priorities given the current COVID-19 pandemic. A transcript of the CEO’s remarks is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	CEO's Annual Meeting Script
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated:	April 29, 2020	/s/ Jeffrey A. Belisle
Jeffrey A. Belisle
Corporate Secretary